ClearShares Ultra-Short Maturity ETF
Schedule of Investments
August 31, 2025 (Unaudited)

SHORT-TERM INVESTMENTS
REPURCHASE AGREEMENTS - 100.0%	Par	Value
Cantor Fitzgerald & Co.
4.56%, dated 08/28/2025, matures 09/04/2025, repurchase price $50,044,333 (collateralized by various U.S. government treasury notes, treasury bonds, and mortgage-backed securities: total value $54,018,701)	$50,000,000	$50,000,000
4.56%, dated 08/28/2025, matures 09/04/2025, repurchase price $50,044,333 (collateralized by various U.S. government treasury notes, and mortgage-backed securities: total value $54,207,096)	50,000,000	50,000,000
Marex Capital Markets Inc., 4.40%, dated 08/29/2025, matures 09/02/2025, repurchase price $15,107,382 (collateralized by various U.S. government mortgage-backed securities: total value $15,560,604)	15,100,000	15,100,000
TOTAL REPURCHASE AGREEMENTS (Cost $115,100,000)		115,100,000

MONEY MARKET FUNDS - 0.0%(a)	Shares	Value
First American Government Obligations Fund - Class X, 4.22%(b)	23,862	23,862
TOTAL MONEY MARKET FUNDS (Cost $23,862)		23,862

TOTAL INVESTMENTS - 100.0% (Cost $115,123,862)		115,123,862
Other Assets in Excess of Liabilities - 0.0% (a)		35,219
TOTAL NET ASSETS - 100.0%		$115,159,081
two		–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.		–%

(a)	Represents less than 0.05% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

ClearShares Ultra-Short Maturity ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Repurchase Agreements	–	115,100,000	–	115,100,000
Money Market Funds	23,862	–	–	23,862
Total Investments	$23,862	$115,100,000	$–	$115,123,862

Refer to the Schedule of Investments for further disaggregation of investment categories.